Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

("Separate Account")

Ameritas Advisor No-Load VA

Prospectus Dated May 1, 2017

Supplement Dated August 28, 2017

Effective August 1, 2017, the advisor to the American Century Investments VP International Fund and VP Mid Cap Value Fund has agreed to changes to the waivers of the funds' management fees. Accordingly, the Portfolio Company Operating Expenses chart in your prospectus is revised by replacing information about the funds with the information below.

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
AMERICAN CENTURY VP, Class I
International	1.35%	-	0.02%	-	1.37%	0.33%	1.04%	(1)
Mid Cap Value	1.00%	-	-	0.01%	1.01%	0.16%	0.85%	(1)

American Century (1) The advisor agreed to waive 0.33 percentage points for International and 0.16 percentage points for Mid Cap Value of the funds' management fees. The advisor expects the waivers to continue until July 31, 2018 and cannot terminate them prior to such date without the approval of the Board of Directors.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

All other provisions remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 739 8-17